Related Parties	12 Months Ended
Dec. 31, 2022
Related Parties Disclosure [Abstract]
RELATED PARTIES
27.	RELATED PARTIES

Related parties represent major shareholders, associates, directors and key management personnel of the Group and entities controlled, jointly controlled or significantly influenced by such parties. Pricing policies and terms of these transactions are approved by the Group’s management.

●	Compensation of key management personnel of the Group for the year ended 31 December 2022, consisting of salaries and benefits was USD 7,740 thousand (2021: USD 7,144 thousand) (2020: USD 5,764 thousand). Out of the total amount of key management personnel compensation, an amount of USD 1,906 thousand (2021: USD 1,352 thousand) (2020: USD 1,138 thousand) represents long-term benefits. Out of these long-term benefits in 2020, USD 887 thousand represent a phantom share option plan linked to the value of an ordinary share of the Group. The said plan was terminated during the year 2020 as a result of ‘change in control’ as defined in the plan whereby all outstanding phantom shares were immediately vested and exercisable on business combination date of 17 March 2020 (see note 33). All option holders have opted for cash payment of exercisable phantom shares per the terms of plan. In addition, USD 1906 thousand of long-term benefits represents earn out value of share-based expenses as of 31 December 2022 (2021: USD 1,352 thousand) (2020: USD 251 thousand) resulting from issuance of Restricted Shares Awards to key management personnel during the year pursuant to ‘International General Insurance Holdings Ltd. ’2020 Omnibus Incentive Plan’ (see note 32).

Post completion of the Business Combination, the Group has reviewed its list of ‘key management personnel’ in accordance with IAS 24 (Related Party Disclosures) requirements and accordingly considered the persons who were named as executive officers of the company with Nasdaq as ‘Key management personnel’. Those officers have the authority and responsibility for planning, directing, and controlling the activities of the Group. In addition, they represent the Group’s executive committee which acts in the capacity of chief operating decision maker (see note 31).

The aggregate amount of cash compensation paid and accrued to our non-employee directors during 2022 was USD 481 thousand (2021: USD 417 thousand) (2020: USD 454 thousand).

●	In 2021, included within the investment properties (see note 12) were lands with a total amount of USD 625 thousand registered in the name of a former Director of the Group. The Group had obtained a proxy and has full control over these investment properties. These investment properties were sold during 2022.

●	In connection with the Business Combination (see note 33) the Group issued 4,000,000 warrants in exchange for 4,000,000 Tiberius warrants transferred to Wasef Jabsheh (the Chief Executive Officer and Chairman of the Board of Directors) (see note 17). As at 31 December 2022, none of the Warrants have been exercised or redeemed since originally issued.

●	On 24 March 2022, the Board of Directors approved the grant of 149,377 restricted shares to Wasef Jabsheh (the Chief Executive Officer and Chairman of the Board of Directors) pursuant to the Group’s 2020 Omnibus Incentive Plan (see note 32).